Commitments	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments

Note 11 - Commitments

The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the consolidated balance sheets. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments summarized as follows at December 31, 2017 and 2016:

	2017	2016
	(In Thousands)

Commitments to extend credit:
Commitments to grant loans	$12,397	$15,199
Unadvanced portion of construction loans	5,945	5,009
Unfunded commitments under lines of credit	17,523	17,587

	$35,865	$37,795

Commitments to grant loans at fixed-rates at December 31, 2017 totaled $10,836,000 and had interest rates that ranged from 3.25% to 5.25%.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. We had two commercial letters of credit for $414,000 at December 31, 2017 and two commercial letters of credit for $110,000 at December 31, 2016.

The Bank evaluates each customer’s credit worthiness on a case-by-case basis. The amount and type of collateral obtained, if deemed necessary by the Bank upon extension of credit, varies and is based on management’s credit evaluation of the counterparty.

In the ordinary course of business, the Bank sells residential mortgage loans to third parties and in certain limited situations, such as in the event of an early payment default, the Bank retains credit risk exposure on those residential mortgage loans and may be required to repurchase them or to indemnify guarantors for certain losses. The Bank may also be required to repurchase residential mortgage loans when representations and warranties made by the Bank in connection with those sales are breached. When a residential mortgage loan sold to an investor fails to perform according to its contractual terms, the investor will typically review the loan file to search for errors that may have been made in the process of originating the loan. If errors were discovered and it is determined that such errors constitute a breach of a representation or warranty made to the investor in connection with the Bank’s sale of the residential mortgage loan, the Bank will be required to either repurchase the loan or indemnify the investor for losses sustained. The bank has not been required to repurchase any residential mortgage loans or indemnify any investors for any such errors.